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Exhibit 10.21

RIO TINTO AMERICA

Kennecott Energy & Coal
505 South Gillette Avenue
Gillette Wyoming 8271-3009
USA

24 June 1998

Dear Sirs

Facility of up to $800,000,000 with effect from 1 July 1998

We write to offer to make available to you a new credit facility of up to $800,000,000 at anytime outstanding on the following terms:

  a)
  this facility will replace the existing $150,000,000 facility between the two companies.

  b)
  you should give us written notice that you require funds not less than one day before the funds are required. Each written notice should specify the amount to be borrowed, the day upon which the funds are to be made available, and the account into which the funds should be paid.

  c)
  interest on borrowings will be paid by you on a quarterly basis as agreed between ourselves. Interest will be calculated on the daily average borrowings outstanding during the quarter at a rate equal to our average commercial paper borrowing costs, plus a margin of point three zero per cent (0.30%).

  d)
  borrowings can be repaid in whole or in part on such date or dates as may be agreed between us. Any amounts repaid will be available for redrawing.

Please signify your acceptance of the terms contained in this letter by signing and returning to us the enclosed copy of this letter.

Yours faithfully
Rio Tinto America Inc.

/s/ SIGNATURE ILLEGIBLE Director/Officer
Agreed & Accepted:
[SIGNATURE ILLEGIBLE] Signature	June 29, 1998 Date
President & CEO Title

Rio Tinto America Inc.
100 Quentin Roosevelt Boulevard
Suite 503
Garden City
New York 11530
United States of America

14 June 1999

Kennecott Energy & Coal Company
505 South Gillette Avenue
Gillette
Wyoming 8271-3009
U.S.A.

Dear Sirs,

Facility of up to $800,000,000 with effect from 1 July 1998

We refer to the letter agreement dated 24 June 1998 between you and us whereby we agreed to make available to you a credit facility of up to $800,000,000 at any time outstanding on the terms set out therein (the "Letter Agreement").

Following our recent discussions, you and we have agreed that the rate of interest payable on borrowings under the credit facility shall be changed. With effect from 1 April 1999, the words "a margin of point three zero per cent (0.30%)" in paragraph 1 (c) of the Letter Agreement shall be deleted and the words "a margin of two point one zero per cent (2.10%)" substituted therefor. The Letter Agreement shall continue in full force and effect amended, with effect from 1 April 1999, as set out above.

This letter shall be governed and construed in accordance with the laws of the State of New York.

We would be grateful if you would signify your agreement with and acceptance of the terms set out in this letter by signing and returning to us the enclosed copy of this letter.

Yours faithfully,
RIO TINTO AMERICA INC.

/s/ [SIGNATURE ILLEGIBLE] Authorised Signatory

We agree with and accept the terms set out in your letter of 14 June 1999 to us of which the above is a true copy.

Date:	June 28, 1999	/s/ [SIGNATURE ILLEGIBLE] V.P. & CFO Kennecott Energy & Coal Company

RIO
TINTO

Patricia A. Britton Vice President and Chief Legal Officer

28 February 2003

Mr. Bret K. Clayton
President and Chief Executive Officer
Kennecott Energy and Coal Company
505 South Gillette Avenue
Caller Box 3009
Gillette WY 82717-3009

Dear Mr. Clayton,

I refer to the letter agreement dated 24 June 1998, as amended with effect from 1 April 1999, between Kennecott Energy and Coal Company ("KECC") and Rio Tinto America Inc. ("RTA"), whereby RTA agreed to make available to KECC a credit facility of up to $800,000,000 at any time outstanding on the terms set forth therein (the "Letter Agreement").

Following recent discussions, KECC and RTA have agreed the rate of interest payable on borrowings under the credit facility shall be changed. Accordingly, with effect from 1 October 2002, the words "a margin of two point one zero percent (2.10%)" shall be deleted from the Letter Agreement, and the words "a margin of three point six zero percent (3.60%)" substituted therefore. The Letter Agreement shall continue in full force and effect, as amended, with effect from 1 October 2002, as set forth above.

This amending letter agreement shall be governed and construed in accordance with the laws of the state of New York.

I would be grateful if you would signify your agreement with and acceptance of the terms set forth in this amending letter agreement by signing at page two of the enclosed duplicate copy and returning the same to me.

Regards,

/s/ Patricia A. Britton Patricia A. Britton

Kennecott Energy and Coal Company agrees with and accepts the terms set forth above in this amending letter agreement with respect to amendment of the 24 June 1998 credit facility between Kennecott Energy and Coal Company and Rio Tinto America Inc.

DATED:	3/3/03	KENNECOTT ENERGY AND COAL COMPANY
		By:	/s/ BRET K. CLAYTON BRET K. CLAYTON
		Its:	President and Chief Executive Officer

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  Exhibit 10.21